                                                                  EXECUTION COPY

                                 AMENDMENT NO. 5
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                            SECURITY INTEREST RELEASE

            THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY INTEREST RELEASE ("Agreement") is being executed and delivered as of April 30, 1999, by and among United States Can Company, a Delaware corporation (the "Borrower"), the financial institutions from time to time party to the Amended and Restated Credit Agreement referred to below (collectively, the "Lenders", and each individually, a "Lender"), and Bank of America National Trust and Savings Association (as successor to Bank of America Illinois), as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 25, 1997 (as heretofore amended and modified by that certain Amendment No. 1 and Waiver No. 1 thereto dated as of November 12, 1997, that certain Amendment No. 2 and Waiver No. 2 dated as of February 19, 1998, that certain Amendment No. 3 dated as of September 11, 1998, and that certain Amendment No. 4 and Waiver No. 3 dated as of October 15, 1998, in each case among such parties, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

            WHEREAS, the Borrower has requested, and subject to the terms and conditions of this Agreement the Lenders and the Agent have agreed, (i) to release the Agent's Liens on the Collateral securing the Obligations and (ii) to reduce the Commitment Amount from $80,000,000 to $50,000,000;

            WHEREAS, as a condition, among others, to the Lenders' and the Agent's willingness to agree to such requested release of Liens, the Lenders and the Agent require that the financial covenants set forth in Sections 6.3(b), (c) and (d) be modified in the manner set forth in this Agreement;

            NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders and the Agent, such parties hereby agree as follows:




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            1. Amendment No. 5 to Credit Agreement. Subject to Paragraph 3 of
this Agreement, and effective as of the date of this Agreement, the Credit Agreement is hereby amended as follows (section and schedule references herein refer to those of the Credit Agreement):

            (a) Each of Sections 1.5, 2.1.2, 2.1.3, 2.2.2, 2.8.1(e), 2.20,
4.1(h), 4.1(i), 4.1(k), 5.1(v), 6.1(n), 6.2(h)(i) and 8.10 are hereby deleted in their entirety and replaced with the following reference:

                            [intentionally omitted].

            (b) Section 2.21 is amended to delete the second sentence thereof in its entirety and to replace such sentence with the following sentence:

        Notwithstanding anything contained herein to the contrary, the Borrower shall not apply the proceeds of any Borrowing or utilize any Letter of Credit to directly or indirectly provide funds to or for the benefit of any Subsidiary for acquisitions permitted by Section 6.2(a), unless, in the case of any acquisition resulting in the Borrower directly or indirectly having a new Domestic Subsidiary or in the case of any acquisition of assets by any existing or newly created Domestic Subsidiary of the Borrower (including, without limitation, an acquisition by merger), (a) the Borrower shall have caused such Domestic Subsidiary to have executed and delivered in favor of the Agent, for the benefit of the Lenders, an unconditional guaranty of the Obligations pursuant to a guaranty substantively similar to the guaranties previously executed by former Subsidiaries of the Borrower in connection with the Existing Agreement (in each case, in form, scope and substance reasonably acceptable to the Agent, collectively, the "Subsidiary Guaranties") and (b) the Borrower shall have delivered or cause to be delivered such other agreements, instruments, documents, including, without limitation, subordination agreements, intercreditor agreements, secretary's certificates, legal opinions, certified resolutions, incumbency certificates, certificates of incorporation, by-laws, good standing certificates and lien search reports, as the Agent may reasonably request with respect to such Subsidiary Guaranties; provided, however, that such Subsidiary Guaranties and other documentation shall only be required with respect to Domestic Subsidiaries which have not been merged with and into the Borrower, or with and into another Domestic Subsidiary with respect to which a Subsidiary Guaranty was previously executed and delivered to the Agent, within sixty (60) days of such acquisition or creation of such Domestic Subsidiary or such acquisition of assets.

            (c) Section 5.1(c) is amended to delete in its entirety the parenthetical at the end of such section.

            (d) Section 5.1(d) is amended to delete, in its entirety, all language in such section which immediately follows the reference therein to the term "Loan Documents".


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            (e) Section 5.1(q) is amended to delete, in its entirety, all language in such section which immediately follows the phrase "in all material respects" set forth therein.

            (f) Section 5.1(r) is amended to delete in its entirety the parenthetical at the end of the third sentence of such section.

            (g) Section 6.1(m) is amended to delete in its entirety the parenthetical contained within the first sentence of such section.

            (h) Section 6.2(a)(iii) is amended to delete, in its entirety, all language in subclause (a) of such section which immediately follows the reference therein to the term "Loan Documents".

            (i) Section 6.2(b)(iii) is amended to delete, in its entirety, the phrase "which does not constitute Collateral" as set forth therein.

            (j) Section 6.2(p) is deleted in its entirety and replaced with the following provision:

                   (p) Change of Location. The Borrower shall not, nor shall it permit any of its Domestic Subsidiaries to, change the location of its principal place of business, chief executive office, chief place of business or its records concerning its business and financial affairs from the contiguous continental United States of America to any place outside the contiguous continental United States of America.

            (k) Section 6.3(b) is amended to delete, in its entirety, the schedule of periods and ratios set forth therein and to replace such schedule with the following schedule:

                   Period                     Ratio
                   ------                     -----

          Closing Date through and
          including March 31, 1999            4.00 to 1.00

          April 1, 1999 through and
          including March 31, 2000            3.85 to 1.00

          April 1, 2000 through and
          including March 31, 2001            3.75 to 1.00

          April 1, 2001 and
          thereafter                          3.50 to 1.00.

            (l) Section 6.3(c) is amended to delete, in its entirety, the schedule of periods and ratios set forth therein and to replace such schedule with the following schedule:


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                           Period                       Ratio
                           ------                       -----

                  Closing Date through and
                  including March 31, 1999          6.00 to 1.00

                  April 1, 1999 through and
                  including March 31, 2001          5.75 to 1.00

                  April 1, 2001 and
                  thereafter                        5.50 to 1.00.

                  (m) Section 6.3(d) is amended to delete, in its entirety, the schedule of periods and ratios set forth therein and to replace such schedule with the following schedule:

                           Period                       Ratio
                           ------                       -----

                  Closing Date through and
                  including March 31, 1999          2.50 to 1.00

                  April 1, 1999 and
                  thereafter                        2.00 to 1.00.

                  (n) Section 7.1(j) is deleted in its entirety and replaced with the following provision:

                           (j) Termination of Documents. Any of the Loan Documents shall cease for any reason to be in full force and effect (other than in accordance with the terms hereof or thereof), or the Borrower, any of its Subsidiaries or any guarantor of the Obligations shall disavow its obligations under, or shall contest the validity or enforceability of, any of the Loan Documents or the Obligations, or the Parent Indenture or the subordination provisions of any of the documents and instruments evidencing any Subordinated Debt shall at any time cease to be in full force and effect, or the Borrower, the Parent or any of their Subsidiaries shall institute any action seeking a determination of any of the foregoing.

                  (o) Section 8.3 is amended to make lower case the first letter in the word "Collateral" set forth therein.

                  (p) Section 8.9 is amended to delete the reference therein to the term "Collateral Documents" and replace such reference with reference to the term "Loan Documents".

                  (q) Schedule I is amended to delete, in their entirety, each of the definitions of "Collateral", "Collateral Documents", "Metal Services Assets", "Metal Services Gross Proceeds",




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"Metal Services Reduction Increment", "Metal Services Reduction Date" and "Metal
Services Sale Date".

                  (r) Schedule I is further amended to delete, in its entirety, the definition of "Commitment Amount" and to replace such definition with the following definition:

                           "Commitment Amount" means $50,000,000 at all times, subject to reduction pursuant to Section 2.2.

                  (s) Schedule I is further amended to delete, in its entirety, clause (iv) of the definition of "EBITDA" and to replace such clause with the following clause:

         (iv) for purposes of computing the Borrower's and its consolidated Subsidiaries' EBITDA for any four (4) fiscal quarter period, the amount of EBITDA otherwise calculated pursuant to this definition shall be increased by the aggregate amount of that portion of any unusual charges incurred by the Borrower and its Subsidiaries during such period which will not result in the outlay of cash during such computation period and is deducted in otherwise computing EBITDA for such period, but only to the extent such amount does not exceed $15,000,000 during such period,

                  (t) Schedule I is further amended to delete the reference to "Collateral Documents" in the definition of "Loan Documents" and to replace such reference with a reference to "Subsidiary Guaranties".

                  (u) Schedule I is further amended to delete, in its entirety, clause (a) of the definition of "Material Adverse Effect" and to replace such clause with the following reference:

                             [intentionally omitted]

                  (v) Schedule I is further amended to delete, in its entirety, clause (b) of the definition of "Permitted Disposition" and to replace such clause with the following clause:

         (b) any other asset or assets the disposition of which is for a fair market price and results in cash and noncash proceeds in an aggregate amount for all such dispositions made by the Borrower and its Domestic Subsidiaries in any fiscal year of the Borrower and its Subsidiaries, not exceeding 5% of the consolidated total assets of the Borrower for the then immediately preceding fiscal year of the Borrower;

                  (w) Schedule I is further amended to delete, in its entirety, clause (iv) of the definition of "Pricing EBITDA" and to replace such clause with the following clause:

         (iv) for purposes of computing the Borrower's and its consolidated Subsidiaries' Pricing EBITDA for any four (4) fiscal quarter period, the amount of Pricing EBITDA otherwise calculated pursuant to this definition shall be increased by the aggregate amount of that





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         portion of any unusual charges incurred by the Borrower and its
         Subsidiaries during such period which will not result in the outlay of cash (whether during such computation period or any subsequent period) and is deducted in otherwise computing Pricing EBITDA for such period, but only to the extent such amount does not exceed $15,000,000 during such period,

            (x) Schedule I is further amended to delete, in its entirety, the definition of "Subsidiary Documents" and to replace such definition with the following definition:

            "Subsidiary Guaranties" has the meaning specified in Section 2.21.

            (y) Schedule II is deleted in its entirety and replaced with the schedule attached hereto as Exhibit A.

            2. Release of Security Interests; Termination of Security Agreement. Subject to Paragraph 3 of this Agreement, and effective as of the date of this Agreement, the Agent hereby (a) releases, and each of the Lenders hereby authorizes the Agent to release, each of the security interests heretofore granted in favor of the Agent and securing the Obligations pursuant to the Security Agreement, (b) agrees (and, upon the effectiveness of this paragraph, the Borrower hereby also agrees) that the provisions of the Security Agreement, other than those set forth in Section 20 thereof (which shall continue in full force and effect), are hereby terminated and (c) agrees to execute and deliver to the Borrower, as soon as practicable following the effectiveness of this Agreement, UCC Termination Statements in recordable form with respect to each UCC Financing Statement heretofore recorded by or on behalf of the Agent with respect to such security interests, it being understood and agreed that the recordation of such UCC Termination Statements shall be the sole responsibility of the Borrower and all costs and expenses incurred by the Agent in connection with the preparation and recordation of such statements shall be for the sole account of the Borrower.

            3. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraphs 1 and 2 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt of an originally- executed counterpart (or facsimile thereof) of this Agreement executed by a duly authorized officer of the Borrower and by duly authorized officers of the Majority Lenders.

            4. Representations, Warranties and Covenants. (a) The Borrower hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

            (b) The Borrower hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its certificate of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of




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any governmental agency, and do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, Parent or any Subsidiary of the Borrower or Parent is bound (including, without limitation, the Parent Indenture).

            (c) The Borrower hereby represents and warrants that, after giving effect to all of the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct as of the date of the Borrower's execution hereof in all material respects as though made on and as of such date.

            5. Reference to and Effect on Credit Agreement. The Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly provided in Paragraph 2 hereof, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. Nothing contained herein shall require the Agent or the Lender to hereafter waive any Default or Event of Default, or to further amend any provisions of any Loan Document, whether or not similar to the waivers or amendments effected by this Agreement. The Borrower, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

            6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois.

            7. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the UCC Termination Statement referred to in Paragraph 2 above.

            8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.





                                     * * * *



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                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                     UNITED STATES CAN COMPANY


                                     By: ____________________________
                                         Name:  Peter J. Andres
                                         Title:  Vice President - Treasurer


                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as Agent


                                     By: _____________________________
                                         Name: ______________________
                                         Title:  ______________________


                                     BANK OF AMERICA NATIONAL
                                     TRUST AND SAVINGS
                                     ASSOCIATION, as the Primary
                                     Issuing Lender, a Lender
                                     and individually


                                     By: ______________________________
                                         Name:  _____________________
                                         Title:  ______________________


                                     HARRIS TRUST AND SAVINGS BANK,
                                       as an Issuing Lender and a Lender


                                     By: ______________________________
                                         Name:  _____________________
                                         Title:  ______________________





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                                        THE NORTHERN TRUST COMPANY,
                                          as a Lender


                                        By: ______________________________
                                            Name:  ____________________
                                            Title:  _____________________


                                        SOCIETE GENERALE, CHICAGO,
                                          BRANCH, as a Lender


                                        By: ______________________________
                                            Name:  ____________________
                                            Title:  _____________________









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                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 5
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                            SECURITY INTEREST RELEASE



                               Revised Schedule II
                               -------------------

                                    Attached.
















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                                   SCHEDULE II

               LIST OF PERCENTAGES AND APPLICABLE LENDING OFFICES

NAME OF BANK                 DOMESTIC LENDING OFFICE        EURODOLLAR OFFICE

Bank of America              231 South LaSalle Street       231 South LaSalle Street
NT & SA                      Chicago, Illinois 60697        Chicago, Illinois 60697
                             Attn: John F. Collopy          Attn: John F. Collopy

          Commitment                                        $20,454,550
          Percentage                                          40.9091%


Harris Trust and Savings     111 West Monroe Street         111 West Monroe Street
  Bank                       Chicago, IL 60690              Chicago, IL 60690
                             Attn: Scott F. Geik            Attn: Scott F. Geik

          Commitment                                        $11,363,650
          Percentage                                          22.7273%


The Northern Trust           50 South LaSalle Street        50 South LaSalle Street
  Company                    Chicago, IL  60675             Chicago, IL  60675
                             Attn: Daniel A. Toll           Attn: Daniel A. Toll

          Commitment                                        $9,090,900
          Percentage                                          18.1818%


Societe Generale,            181 West Madison               181 West Madison
  Chicago Branch             Chicago, IL  60602             Chicago, IL  60602
                             Attn: Michael O. Lincoln       Attn: Michael O. Lincoln

          Commitment                                        $9,090,900
          Percentage                                          18.1818%








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